Exhibit 10.1

AMENDMENT
TO
8% SENIOR SECURED CONVERTIBLE DEBENTURE

This Amendment (“Amendment”), made as of December 16, 2011, by and between Recovery Energy, Inc., a Nevada corporation (the “Company”), and each holder identified on the signature page hereto (the “Holders”), amends those certain 8% Senior Secured Convertible Debentures due February 8, 2014 (“Debentures”) of the Company.  Terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement (as defined below).

Recitals

WHEREAS, the Debentures were issued in connection with the Securities Purchase Agreement, dated as of February 2, 2011, between the Company and the Holders (the “Purchase Agreement”) and are secured by certain assets of the Company including the Company’s oil and gas leases in the area known as Grover Field in Weld County, Colorado, as further described on Exhibit A (the “Grover Field Properties”), pursuant to the Security Documents;

WHEREAS, the Company wishes to obtain the release of the Grover Field Properties under the Security Documents in exchange for a new first priority security interest in the Company’s oil and gas lease on 7,604.00 acres in Kimball County, Nebraska, as further described on Exhibit B (the “Vrtatko Properties”);

WHEREAS, the Conversion Price under the Debentures is currently $9.40 and in consideration of the exchange of collateral described above, Holders and the Company wish to reduce the Conversion Price under the Debentures.

NOW THEREFORE, in consideration of the premises and mutual covenants and obligations herein set forth and for other good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, accepted and agreed to, the parties hereto, intending to be legally bound, hereby agree as follows:

Agreement

1.           Release of Liens on Grover Field Properties.  Holders hereby consent and agree to the release of all liens with respect to the Grover Field Properties under the Security Documents and hereby direct the Collateral Agent to take all actions necessary and appropriate to effect the release of such liens.

2.           Grant of Lien on the Vrtatko Properties.  The Company hereby grants Holders a first priority lien in the Vrtatko Properties as security for the obligations of the Company under the Debentures, to be reflected in appropriate Security Documents.  The Company agrees to use reasonable best efforts to execute and record such Security Documents with respect to the lien by January 10, 2012.

3.           Amendment of Debentures.

(a)  The Conversion Price under Section 4(b) of the Debentures is hereby amended to equal $4.25.

Exhibit 10.1

(b)   Section 9(i) of the Debentures is hereby amended and restated to reflect the exchange of collateral effected in Sections 1 and 2 above as follows:

3.           Secured Obligation.  The obligations of the Company under this Debenture are secured by the Company’s interests in the properties described on Annex B hereto.”

The Debenture is further amended to add a new Annex B, substantially in the form attached hereto as Exhibit C.

4.           Authority.  Each Holder hereby represents and warrants that it is the true and lawful owner of the Debentures and has full power and authority to enter into this Amendment on the term set forth herein.

5.           Future Debt or Equity Offerings.  The Company hereby grants to Holders the right to purchase on a pro rata basis, based upon their respective percentage ownership of outstanding Debentures, up to 15% of the total offering amount of any newly issued convertible debentures, preferred stock or Common Stock (“New Securities”) issued by the Company prior to December 31, 2012 (a “Preemptive Issuance”), excluding any issuances (i) pursuant to any equity incentive plan or similar issuances to employees, directors and consultants, (ii) pursuant to any financing transaction under bank lines of credit, and (iii)  pursuant to the acquisition of another entity by the Company via merger, consolidation, purchase of all or substantially all of the capital stock or assets of such entity, or any other form of transaction.  The Company shall provide written notice of any Preemptive Issuance (a “Notice of Issuance”) to each Holder at least ten (10) days prior to the proposed consummation of a Preemptive Issuance.  Any Notice of Issuance shall specify (i) the amount, kind and terms of the New Securities to be issued,  (ii) the terms of purchase thereof, including the purchase price, the expected timing of the closing, the payment terms and any additional terms relevant to a Holders’s decision to purchase and (iii) the total amount of New Securities which each such Holder is entitled to purchase in the Preemptive Issuance (such Holder’s “Pro Rata Share”).  Any Holder desiring to accept the offer contained in the Notice of Issuance will be required to deliver written notice of such acceptance to the Company within five (5) days after delivery of the Notice of Issuance, indicating (i) the amount of New Securities such Holder desires to acquire (not in any event to exceed such Holder’s Pro Rata Share) and (ii) the amount, if any, such Holder desires to acquire beyond such Holder’s Pro Rata Share, in the event any Holder does not purchase its own Pro Rata Share.  The Company shall determine in good faith the allocation of New Securities among the interested Holders in a manner consistent with the Holders’ responses, with successive allocations of any New Securities not so purchased by a Holder, if any, on the same pro rata basis until all such New Securities have been so allocated or until such time as all purchasing Holders have been allocated all eligible New Securities that they desire to purchase.  The Preemptive Issuance shall occur, if at all, (a) on the proposed date of issuance specified in the relevant Notice of Issuance (provided that consummation of any Preemptive Issuance may be extended beyond such date to the extent necessary to obtain any applicable governmental approval or to satisfy other conditions) or (b) at such time as the Company shall specify to each purchasing Holder, provided that in no event shall any purchasing Holder be required, without its consent, to close its particular transaction prior to the date that is ten (10) days after the Company delivers the applicable Notice of Issuance and (c) at such place as the Company shall specify to such purchasing Holder..

6.           Further Assurances.  Holders shall from time to time execute such additional instruments and documents, take such additional actions, and give such further assurances as are or may be reasonable or necessary to implement this Amendment.

Exhibit 10.1

7.           Binding Effect.  The terms of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

8.           Reaffirmation of Debenture Terms.  All terms of the Debentures shall, except as amended hereby, remain in full force and effect, and are hereby ratified and confirmed.

9.           Governing Law.  This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard for principles of conflict of laws thereof.

10.         Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment effective as of the date first set forth above.

COMPANY

Recovery Energy, Inc.

By:	/s/ Roger A. Parker
Name:	Roger A. Parker
Title:

HOLDERS

Colony Partners, a California general partnership

/s/ Bryan Ezralow
Name:	Bryan Ezralow as Trustee of the Bryan
Ezralow 1994 Trust
Title:	Managing General Partner

Jonathan & Nancy Glaser Family Trust DTD 12/16/1998 Jonathan M. Glaser and Nancy E. Glaser TTEES

/s/ Jonathan Glazer
Name:	Jonathan Glazer
Title:	Trustee

T.R. Winston & Company, LLC

/s/ John W. Galuchie, Jr.
Name:	John W. Galuchie, Jr.
Title:	President

Wallington Investment Holdings, Ltd.

/s/ Michael Khoury
Name:	Michael Khoury
Title:	Director

Steven B. Dunn and Laura Dunn Revocable Trust DTD 10/28/10, Steven B. Dunn & Laura Dunn TTEES

/s/ Steven B. Dunn
Name:	Steven B. Dunn
Title:	Trustee

Exhibit 10.1

EXHIBIT A

Description of Grover Field Properties

Weld County, Colorado

No. 1
LEASE DATE:	February 12th, 2010
LEASE TERM:	5 years (this lease is HBP by Purcell PC GK 11-10 well)
LESSOR:	Christopher C. Bynum, a married man
LESSEE:	Sovereign Energy LLC
DESCRIPTION:	Township 11 North, Range 61 West, 6th P.M.
Section 11: SE/4 (160 gross, 13.33 net)
Section 13: N/2 (320 gross, 13.33 net)
Section 14: E/2 (320 gross, 26.66 net)
Section 24: W/2 (320 gross, 26.66 net)

RECORDING DATA:	Reception No. 3677297

No. 2
LEASE DATE:	February 12th, 2010
LEASE TERM:	5 years (this lease is HBP by Purcell PC GK 11-10 well)
LESSOR:	Kathleen M. Bynum, an unmarried woman
LESSEE:	Sovereign Energy LLC
DESCRIPTION:	Township 11 North, Range 61 West, 6th P.M.
Section 11: SE/4 (160 gross, 13.33 net)
Section 13: N/2 (320 gross, 13.33 net)
Section 14: E/2 (320 gross, 26.66 net)
Section 24: W/2 (320 gross, 26.66 net)

RECORDING DATA:	Reception No. 3677299

No. 3
LEASE DATE:	February 12th, 2010
LEASE TERM:	5 years (this lease is HBP by Purcell PC GK 11-10 well)
LESSOR:	Jennifer Tighe, a married woman
LESSEE:	Sovereign Energy LLC
DESCRIPTION:	Township 11 North, Range 61 West, 6th P.M.
Section 11: SE/4 (160 gross, 13.33 net)
Section 13: N/2 (320 gross, 13.33 net)
Section 14: E/2 (320 gross, 26.66 net)
Section 24: W/2 (320 gross, 26.66 net)

RECORDING DATA:	Reception No. 3677298

Exhibit 10.1

No. 4
LEASE DATE:	February 22nd, 2010
LEASE TERM:	5 years
LESSOR:	Beverly G. Green etvir.
LESSEE:	Sovereign Energy LLC
DESCRIPTION:	Township 11 North, Range 61 West, 6th P.M.
Section 13: N/2 (320 gross, 40 net)
Section 24: W/2 (320 gross, 80 net)

RECORDING DATA:	Reception No. 3680249

No. 5
LEASE DATE:	January 2nd, 2010
LEASE TERM:	3 years
EFFECTIVE DATE:	June 27th, 2011
LESSOR:	Clifford M. Johnson, etux
LESSEE:	Sovereign Energy LLC
DESCRIPTION:	Township 10 North, Range 61 West, 6th P.M.
Section 18: NE/4 (160 gross, 30 net)

RECORDING DATA:	Reception No. 3676108

No. 6
LEASE DATE:	January 2nd, 2010
LEASE TERM:	3 years
EFFECTIVE DATE:	June 27th, 2011
LESSOR:	Gary Johnson, a single man
LESSEE:	Sovereign Energy LLC
DESCRIPTION:	Township 10 North, Range 61 West, 6th P.M.
Section 18: NE/4 (160 gross, 30 net)

RECORDING DATA:	Reception No. 3676111

Exhibit 10.1

No. 7
LEASE DATE:	January 1st, 2010
LEASE TERM:	5 years
EFFECTIVE DATE:	July 21st, 2011
LESSOR:	Cyril Unrein, etux
LESSEE:	Sovereign Energy LLC
DESCRIPTION:	Township 12 North, Range 61 West, 6th P.M.
Section 27: N/2 (320 gross, 106.66 net)

RECORDING DATA:	Reception No. 3676120

No. 8
LEASE DATE:	January 1st, 2010
LEASE TERM:	5 years
EFFECTIVE DATE:	July 24th, 2011
LESSOR:	Sharon L. McCurry, a widow
LESSEE:	Sovereign Energy LLC
DESCRIPTION:	Township 12 North, Range 61 West, 6th P.M.
Section 27 : N/2 (320 gross, 106.66 net)

RECORDING DATA:	Reception No. 3677428

No. 9
LEASE DATE:	January 10th, 2010
LEASE TERM:	5 years
EFFECTIVE DATE:	July 25th, 2011
LESSOR:	Georgia McCurry, a widow
LESSEE:	Sovereign Energy LLC
DESCRIPTION:	Township 12 North, Range 61 West, 6th P.M.
Section 27 : N/2 (320 gross, 106.66 net)

RECORDING DATA:	Reception No.3680677

Exhibit 10.1

No. 10
LEASE DATE:	December 12th, 2009
LEASE TERM:	5 years
EFFECTIVE DATE:	July 25th, 2011
LESSOR:	Shirley A. Sanders, a widow
LESSEE:	Sovereign Energy LLC
DESCRIPTION:	Township 12 North, Range 61 West, 6th P.M.
Section 27: S/2 (320 gross, 80 net)
Section 33: NE/4 (160 gross, 40 net)

RECORDING DATA:	Reception No. 3676122

No.11
LEASE DATE:	December 12th, 2009
LEASE TERM:	5 years
EFFECTIVE DATE:	July 25th, 2011
LESSOR:	Patty J. Stump, a widow
LESSEE:	Sovereign Energy LLC
DESCRIPTION:	Township 12 North, Range 61 West, 6th P.M.
Section 27: S/2 (320 gross, 40 net)
Section 33: NE/4 (160 gross, 20 net)

RECORDING DATA:	Reception No. 3676123

No.12
LEASE DATE:	December 15th, 2009
LEASE TERM:	5 years
EFFECTIVE DATE:	July 25th, 2011
LESSOR:	Doris H. Thorne, a married woman
LESSEE:	Sovereign Energy LLC
DESCRIPTION:	Township 11 North, Range 61 West, 6th P.M.
Section 6 : ALL (640 gross, 160 net)
Township 11 North, Range 62 West, 6th P.M.
Section 12: NW/4 (160 gross, 40 net)

RECORDING DATA:	Reception No. 3676127

Exhibit 10.1

No. 13
LEASE DATE:	December 21st, 2009
EFFECTIVE DATE:	October 5th, 2011
LESSOR:	Larry Nelson, a single man
LESSEE:	Sovereign Energy LLC
DESCRIPTION:	Township 11 North, Range 61 West, 6th P.M.
Section 15 : NW/4 (160 gross, 26.67 net)

RECORDING DATA:	Reception No. 3676126

No. 14
LEASE DATE:	December 21st, 2009
EFFECTIVE DATE:	October 6th, 2011
LESSOR:	Carolyn Gubser, a married woman
LESSEE:	Sovereign Energy LLC
DESCRIPTION:	Township 11 North, Range 61 West, 6th P.M.
Section 15: NW/4 (160 gross, 26.67 net)

RECORDING DATA:	Reception No. 3676128

No. 15
LEASE DATE:	January 13,2010
EFFECTIVE DATE:	November 7th, 2011
LESSOR:	Janet S. Baldwin, a married woman
LESSEE:	Sovereign Energy LLC
DESCRIPTION:	Township 11 North, Range 62 West, 6th P.M.
Section 1 : SE/4, N/2SW/4, S/2SW/4 less the S 445 feet, N/2
Less 126.5 acre described by M&B.
Section 2 : NE/4
Section 12: N/2NE/4, SW/4NE/4, NW/4NE/4 S and W of the CB&Q RR
Township 12 North, Range 62 West, 6th P.M.
Section 34: NE/4, N/2NW/4, SE/4NW/4 ess 4 tracts totaling 2.104 ac, NE/4SE/4
Section 35: All less a 248.5 acre tract described by M&B
(1,509.23 gross, 212.19 net)

RECORDING DATA:	Reception No. 3677429

Exhibit 10.1

No. 16
LEASE DATE:	January 13, 2010
EFFECTIVE DATE:	November 7th, 2011
LESSOR:	Diane K. Blakeman, a single woman
LESSEE:	Sovereign Energy LLC
DESCRIPTION:	Township 11 North, Range 62 West, 6th P.M.
Section 1 : SE/4, N/2SW/4, S/2SW/4 less the S 445 feet, N/2
Less 126.5 acre described by M&B.
Section 2 : NE/4
Section 12: N/2NE/4, SW/4NE/4, NW/4NE/4 S and W of the CB&Q RR
Township 12 North, Range 62 West, 6th P.M.
Section 34: NE/4, N/2NW/4, SE/4NW/4 ess 4 tracts totaling 2.104 ac, NE/4SE/4
Section 35: All less a 248.5 acre tract described by M&B
(1,509.23 gross, 212.19 net)

RECORDING DATA:	Reception No. 3677430

No. 17
LEASE DATE:	December 24th, 2009
EFFECTIVE DATE:	November 14th, 2011
LESSOR:	Lee Ann Nussbaum, a widow
LESSEE:	Sovereign Energy LLC
DESCRIPTION:	Township 11 North, Range 61 West, 6th P.M.
Section 15 : NW/4 (160 gross, 26.67 net)

RECORDING DATA:	Reception No. 3676125

No.18
LEASE DATE:	March 9, 2011
LEASE TERM:	3 years
LESSOR:	A. A. Minerals, LLC
LESSEE:	Sovereign Energy LLC
DESCRIPTION:	Township 11 North, Range 61 West, 6th P.M.
Section 23 : ALL (640 gross, 29.367 net)

RECORDING DATA:	Reception No. 3755673

Exhibit 10.1

No.19
LEASE DATE:	March 9, 2011
LEASE TERM:	3 years
LESSOR:	B & J Resources, LLC
LESSEE:	Sovereign Energy LLC
DESCRIPTION:	Township 11 North, Range 61 West, 6th P.M.
Section 23 : ALL (640 gross, 29.367 net)

RECORDING DATA:	Reception No. 3755672

No.20
LEASE DATE:	January 15, 2011
LEASE TERM:	5 years
LESSOR:	Clyde S. Diehl Family Trust
LESSEE:	Recovery Energy, LLC
DESCRIPTION:	Township 10 North, Range 64 West, 6th P.M.
Section 34 : S/2 (320 gross, 320 net)
Township 9 North, Range 64 West, 6th P.M.
Section 4 : N/2 (320 gross, 320 net)

RECORDING DATA:	Reception No. 3756873

No.21
LEASE DATE:	October 21, 2011
LEASE TERM:	5 years
EFFECTIVE DATE:	October 21, 2011
LESSOR:	John A. Walden
LESSEE:	BWAB-Sovereign Energy LLC
DESCRIPTION:	Township 12 North, Range 61 West, 6th P.M.
Section 27: S/2 (320 gross, 40 net)
Section 28: N/2 (320 gross, 40 net)
Section 33: NE/4 (160 gross, 20 net)

RECORDING DATA:	Reception No. 3800348

Exhibit 10.1

No.22
LEASE DATE:	October 20, 2011
LEASE TERM:	5 years
EFFECTIVE DATE:	October 20, 2011
LESSOR:	Patricia R. Christner fna Patricia R. Walden
LESSEE:	BWAB-Sovereign Energy LLC
DESCRIPTION:	Township 12 North, Range 61 West, 6th P.M.
Section 27: S/2 (320 gross, 80 net)
Section 28: N/2 (320 gross, 80 net)
Section 33: NE/4 (160 gross, 40 net)

RECORDING DATA:	Reception No. 3800996

No.23
LEASE DATE:	November 1, 2011
LEASE TERM:	5 years
EFFECTIVE DATE:	November 1, 2011
LESSOR:	Randy J. Peters and Peggy S. Peters
LESSEE:	BWAB-Sovereign Energy LLC
DESCRIPTION:	Township 12 North, Range 61 West, 6th P.M.
Section 28: N/2, less 3 acres (317 gross, 79.25 net)

RECORDING DATA:	Reception No. 3802918

No.24
LEASE DATE:	November 1, 2011
LEASE TERM:	5 years
EFFECTIVE DATE:	November 1, 2011
LESSOR:	Robin Peters Hastings
LESSEE:	BWAB-Sovereign Energy LLC
DESCRIPTION:	Township 12 North, Range 61 West, 6th P.M.
Section 28: N/2, less 3 acres (317 gross, 79.25 net)

RECORDING DATA:	Reception No. 3802917

Exhibit 10.1

No. 25
LEASE DATE:	February 7, 2010
EFFECTIVE DATE:	February 20, 2010
LESSOR:	William E. Berning, a single man
LESSEE:	Sovereign Energy LLC
DESCRIPTION:	Township 10 North, Range 61 West, 6th P.M.
Section 15 : SW/4

RECORDING DATA:	Reception No. 3681646

No. 26
LEASE DATE:	February 7th, 2010
EFFECTIVE DATE:	October 20th, 2010
LESSOR:	Heather Anne Holmes, a married woman
LESSEE:	Sovereign Energy LLC
DESCRIPTION:	Township 10 North, Range 61 West, 6th P.M.
Section 15 : SW/4

RECORDING DATA:	Reception No. 3677701

No. 27
LEASE DATE:	February 7th, 2010
EFFECTIVE DATE:	October 20th, 2010
LESSOR:	Patrick Dale Leathers, an unmarried man
LESSEE:	Sovereign Energy LLC
DESCRIPTION:	Township 10 North, Range 61 West, 6th P.M.
Section 15 : SW/4

RECORDING DATA:	Reception No. 3678822

Exhibit 10.1

EXHIBIT B

Description of the Vrtatko Property

Kimball County, Nebraska

LEASE DATE:	30-Dec-09
LESSOR:	Vrtatko, Inc., a Nebraska corporation
Ellen M. Vrtatko, a widow
James F. Vrtatko, a single man
Rodney J. Vrtatko, a married man
LESSEE:	Edward Mike Davis, L.L.C.
DESCRIPTION:

Township 14 North, Range 54 West, 6th P.M.
Section 29: W/2, W/2SE/4;	Section 30: ALL;	Section 31: ALL
Section 32: ALL;	Section 33: ALL

Township 13 North, Range 54 West, 6th P.M.
Section 5: N/2, SW/4;	Section 6: ALL;	Section 7: ALL
Section 17: SE/4;	Section 22: ALL

Township 13 North, Range 55 West, 6th P.M.
Section 1: ALL;	Section 11: ALL;	Section 12: ALL

Township 15 North, Range 55 West, 6th P.M.
Section 29: A 3.627 acre tract in SW/4NW/4
Section 32: A tract in the S/2

Containing in all approximately 7,604.00 acres, more or less.

RECORDING DATA: BOOK OG 209, PAGE 430-434 recorded December 31, 2009 at 10:29am in Kimball County, Nebraska

Exhibit 10.1

EXHIBIT C
to Amendment

ANNEX B
to 8% Senior Secured Convertible Debentures

Goshen County, Wyoming

LEASE DATE:	January 1st, 2011
LESSOR:	Crossed Arrows Ranch Inc.
LESSEE:	Recovery Energy, Inc.
DESCRIPTION:	Township 26 North, Range 62 West, 6th P.M.
Section 1: Lots 3, 4, S/2NW/4, SW4
Section 2: Lots 1-4, S/2N/2, S/2
Section 3: Lots 1, 2, S/2NE/4

Township 27 North, Range 61 West, 6th P.M.
Section 31: Lots 1-4, E/2W/2

Township 27 North, Range 62 West, 6th P.M.
Section 7: Lots 4
Section 15: SW/4, N/2SE/4
Section 17: SW/4NE/4, NW/4NW/4, S/2NW/4, S/2
Section 18: Lots 1, 4, N/2NE/4, SE/4NE/4, E/2NW/4, NE/4SW/4,
Section 19: Lot 1
Section 20: NW/4NE/4, NE/4NW/4
Section 21: SE/4NE/4, E/2SE/4
Section 22: W/2, W/2SE/4
Section 25: W/2
Section 26: ALL
Section 27: E/2, N/2NW/4
Section 28: E/2, SE/4SW/4
Section 29: S/2SW/4, SW/4SE/4
Section 30: SE/4SE/4
Section 32: NW/4
Section 34: N/2NE/4
Section 35: N/2NE/4, W/2, SE/4

Township 27 North, Range 63 West, 6th P.M.
Section 11: SE/4SW/4, SW/4SE/4
Section 12: Lot 4, S/2SW/4, SW/4SE/4
Section 13: Lot 1, W/2NW/4, SW/4, SE/4SE/4
Section 14: NW/4NE/4, S/2NE/4, NE/4NW/4, N/2SE/4
Section 23: E/2SE/4
Section 24: N/2, SW/4
Section 25: W/2
Section 26: NE/4NE/4, S/2NE/4, SW/4, NW/4SE/4, S/2SE/4
Section 27: S/2SE/4
Containing 16,299.37 acres more or less

Exhibit 10.1

LEASE DATE:	February 9, 2011
LESSOR:	Eric Alan McCallan, a/k/a Alan Claude McCallan, dealing in his sole and separate property, and Christopher P. McCallan, a married man dealing in his sole and separate
LESSEE:	Recovery Energy, Inc.
DESCRIPTION:	Township 25 North, Range 62 West, 6th P.M.
Section 07: N2NE, SENE, NESE
Section 08: N2NW, SWNW, NWSW
Section 16: SW
Section 20: SESE, that part of NESE lying south of railroad
Section 28: SWNW, W2SW
Section 29: E2E2
Section 32: N2NE
Section 26: NW

Township 25 North, Range 63 West, 6th P.M.
Section 18: Lots 1, 2, 3 and 4

Township 25 North, Range 64 West, 6th P.M.
Section 11: W2SE
Section 13: E2, E2W2
Section 14: Lots 1, 2, 3, 5, 6, 7, W2NE, W2, NWSE
Section 23: Lots 3, 4, 7, 8, NWNE, N2NW, NWSE
Section 24: NWSW

Kimball County, Nebraska

LEASE DATE:	December 30, 2009
LESSOR:	Vrtatko, Inc., a Nebraska corporation
Ellen M. Vrtatko, a widow
James F. Vrtatko, a single man
Rodney J. Vrtatko, a married man
LESSEE:	Edward Mike Davis, L.L.C.
DESCRIPTION:

Exhibit 10.1

Township 14 North, Range 54 West, 6th P.M.
Section 29: W/2, W/2SE/4;	Section 30: ALL;	Section 31: ALL
Section 32: ALL;	Section 33: ALL

Township 13 North, Range 54 West, 6th P.M.
Section 5: N/2, SW/4;	Section 6: ALL;	Section 7: ALL
Section 17: SE/4;	Section 22: ALL

Township 13 North, Range 55 West, 6th P.M.
Section 1: ALL;	Section 11: ALL;	Section 12: ALL

Township 15 North, Range 55 West, 6th P.M.
Section 29: A 3.627 acre tract in SW/4NW/4
Section 32: A tract in the S/2

Containing in all approximately 7,604.00 acres, more or less.

RECORDING DATA:   BOOK OG 209, PAGE 430-434   recorded December 31, 2009 at 10:29am in Kimball County, Nebraska